Earnings / (loss) per Share	6 Months Ended
Jun. 30, 2026
Earnings / (loss) per Share [Abstract]
Earnings / (loss) per Share
15.	Earnings / (loss) per Share:

The calculation of earnings / (loss) per common share is summarized below:

	June 30, 2026	June 30, 2025
Net income / (loss)	$1,021	$(3,507)
Less: Net income / (loss) attributable to non-controlling interest	71	(6)
Net income / (loss) attributable to common shareholders, basic and diluted	$950	$(3,501)

Weighted average number of common shares outstanding, basic	9,060,304	8,802,941
Weighted average number of common shares outstanding, diluted	9,508,453	8,802,941

Earnings / (loss) per share attributable to common shareholders, basic and diluted	$0.10	$(0.40)

The Company calculates basic earnings / (loss) per share in conformity with the two-class method required for companies with participating securities. The calculation of basic earnings / (loss) per share does not consider the non-vested shares as outstanding until the time-based vesting restrictions have lapsed. For the six-month period ended June 30, 2026, the treasury stock method is used to calculate earnings / (loss) per share since the effect of shares issued under the Company’s equity incentive plan (Note 16) is more dilutive than the two-class method. For the six-month period ended June 30, 2026, undistributed income to non-vested participating securities was not calculated, because doing so would result in undistributed losses.

For the six-month period ended June 30, 2026, unexercised warrants were included in the computation of diluted shares that were in-the-money.